Exhibit 99.1

Upcoming Maturities Summary - Outstanding

Net Maturities at 100% by Operations and Development Projects

Net Maturities at 100% by Lender Type

Upcoming Maturities Summary - Outstanding

Net Maturities by Operations and Development Projects

Net Maturities by Lender Type

FORESTCITY

Maturing Debt Breakdown

as of July 31, 2008
in thousands

Upcoming Maturities Summary - Outstanding

Year Ending January 31, 2009	100%	Pro - Rata Consolidation
Total Maturities	**356,906**	**253,212**
Less: Scheduled Payments	64,352	49,342
Net Maturities	**292,554**	**203,870**
Closed Loans / To Be Fully Amortized	135,389	99,104
Committed Deals/ Automatic Extensions	51,437	26,436
Extension Available (1)	49,786	38,127
Remaining to Finance	**55,942**	**40,203**

Year Ending January 31, 2010	100%	Pro - Rata Consolidation
Total Maturities	**1,207,692**	**900,587**
Less: Scheduled Payments	91,868	80,061
Net Maturities	**1,115,824**	**820,526**
Closed Loans / To Be Fully Amortized	2,214	2,214
Committed Deals/ Automatic Extensions	113,641	94,239
Extension Available (1)	446,156	359,325
Remaining to Finance	**553,813**	**364,748**

Year Ending January 31, 2011	100%	Pro - Rata Consolidation
Total Maturities	**533,042**	**474,900**
Less: Scheduled Payments	98,728	85,475
Add: Corporate Debt	163,900	163,900
Net Maturities	**598,214**	**553,325**
Closed Loans / To Be Fully Amortized	15,555	7,773
Committed Deals/ Automatic Extensions	-	-
Extension Available (1)	217,767	201,949
Remaining to Finance	**364,892**	**343,603**

(1) Extension Available listed above include loans that have extensions based upon pre-determined underwriting qualifications.

in thousands

Net Maturities at 100% by Operations and Development Projects

Year Ending January 31:	2009	2010	2011	Total by Type	Percent	Max	Median
Operating	189,337	547,740	390,372	1,127,449	56%	143,500	12,289
Count	8	19	19	46			
Development/ Land	103,217	568,084	207,842	879,143	44%	176,891	8,572
Count	10	19	5	34			
Total By Maturity	**292,554**	**1,115,824**	**598,214**	**2,006,592**	**100%**	**176,891**	**10,135**
Total Count	**18**	**38**	**24**	**80**			

in thousands

Net Maturities at 100% by Lender Type

Year Ending January 31:	2009	2010	2011	Total	Percent	Max	Median
Conventional Lenders	159,329	723,497	512,334	1,395,160	70%	176,891	10,135
Count	11	25	16	52			
Life Insurance	4,307	160,953	45,858	211,118	10%	63,304	45,858
Count	1	3	1	5			
Fannie/Freddie	48,168	112,383	28,334	188,885	9%	80,000	8,140
Count	2	6	3	11			
Government	1,774	2,214	11,688	15,676	1%	6,000	1,994
Count	1	1	4	6			
Securitized	78,976	116,777	-	195,753	10%	73,500	21,638
Count	3	3	-	6			
Total By Maturity	292,554	1,115,824	598,214	2,006,592	100%	176,891	10,135
Total Count	18	38	24	80			

Maturing Debt Breakdown

as of July 31, 2008
in thousands

Upcoming Maturities Summary - Outstanding

Year Ending January 31, 2009	100%	Less: Unconsol. Invest. at 100%	Full Consolidation	Less: Minority Interest	Plus: Unconsol. Invest. at Pro Rata	Pro - Rata Consolidation
Total Maturities (per Supplemental Package)	356,906	177,414	179,492 [2]	13,414	87,134	253,212
Less: Scheduled Payments	64,352	26,936	37,416	1,363	13,289	49,342
Net Maturities	292,554	150,478	142,076	12,051	73,845	203,870
Closed Loans / To Be Fully Amortized	135,389	68,344	67,045	-	32,059	99,104
Committed Deals/ Automatic Extensions	51,437	51,437	-	-	26,436	26,436
Extension Available[1]	49,786	-	49,786	11,659	-	38,127
Remaining to Finance	55,942	30,697	25,245	392	15,350	40,203

Year Ending January 31, 2010	100%	Less: Unconsol. Invest. at 100%	Full Consolidation	Less: Minority Interest	Plus: Unconsol. Invest. at Pro Rata	Pro - Rata Consolidation
Total Maturities (per Supplemental Package)	1,207,692	473,523	734,169 [2]	80,294	246,712	900,587
Less: Scheduled Payments	91,868	20,864	71,004	2,313	11,370	80,061
Net Maturities	1,115,824	452,659	663,165	77,981	235,342	820,526
Closed Loans / To Be Fully Amortized	2,214	-	2,214	-	-	2,214
Committed Deals/ Automatic Extensions	113,641	40,141	73,500	-	20,739	94,239
Extension Available[1]	446,156	201,113	245,043	-	114,282	359,325
Remaining to Finance	553,813	211,405	342,408	77,981	100,321	364,748

Year Ending January 31, 2011	100%	Less: Unconsol. Invest. at 100%	Full Consolidation	Less: Minority Interest	Plus: Unconsol. Invest. at Pro Rata	Pro - Rata Consolidation
Total Maturities (per Supplemental Package)	533,042	103,783	429,259 [3]	4,786	50,427	474,900
Less: Scheduled Payments	98,728	22,694	76,034	2,398	11,839	85,475
Add: Corporate Debt	163,900	-	163,900 [3]	-	-	163,900
Net Maturities	598,214	81,089	517,125	2,388	38,588	553,325
Closed Loans / To Be Fully Amortized	15,555	15,555	-	-	7,773	7,773
Committed Deals/ Automatic Extensions	-	-	-	-	-	-
Extension Available[1]	217,767	29,582	188,185	480	14,244	201,949
Remaining to Finance	364,892	35,952	328,940	1,908	16,571	343,603

(1) Extension Available listed above include loans that have extensions based upon pre-determined underwriting qualifications.

(2) Total Long-Term Debt maturing in the respective year as set forth on page 66 of the Company's Form 10-Q filed on September 5, 2008.

(3) Total Long-Term Debt maturing in the year ending January 31, 2011 of $593,159 as set forth on page 66 of the Company's Form 10-Q filed on September 5, 2008 includes mortgage debt of $429,259 and corporate debt of $163,900.

in thousands

Net Maturities by Operations and Development Projects

	At 100%				Less: Unconsolidated Investments at 100%				Full Consolidation			
Year Ending Jan. 31:	2009	2010	2011	Total	2009	2010	2011	Total	2009	2010	2011	Total
Operating	189,337	547,740	390,372	1,127,449	73,180	151,596	60,800	285,576	116,157	396,144	329,572	841,873
Count	8	19	19	46	5	8	8	21	3	11	11	25
Development/ Land	103,217	568,084	207,842	879,143	77,298	301,063	20,289	398,650	25,919	267,021	187,553	480,493
Count	10	19	5	34	5	12	3	20	5	7	2	14
Total By Maturity	292,554	1,115,824	598,214	2,006,592	150,478	452,659	81,089	684,226	142,076	663,165	517,125	1,322,366
Total Count	18	38	24	80	10	20	11	41	8	18	13	39

in thousands

Net Maturities by Lender Type

	At 100%				Less: Unconsolidated Investments at 100%				Full Consolidation			
Year Ending Jan. 31:	**2009**	**2010**	**2011**	**Total**	**2009**	**2010**	**2011**	**Total**	**2009**	**2010**	**2011**	**Total**
Conventional Lenders	159,329	723,497	512,334	1,395,160	83,624	325,452	54,372	463,448	75,705	398,045	457,962	931,712
Count	11	25	16	52	5	15	7	27	6	10	9	25
Life Insurance	4,307	160,953	45,858	211,118	4,307	34,937	-	39,244	-	126,016	45,858	171,874
Count	1	3	1	5	1	1	-	2	-	2	1	3
Fannie/Freddie	48,168	112,383	28,334	188,885	48,168	92,270	25,932	166,370	-	20,113	2,402	22,515
Count	2	6	3	11	2	4	2	8	-	2	1	3
Government	1,774	2,214	11,688	15,676	1,774	-	785	2,559	-	2,214	10,903	13,117
Count	1	1	4	6	1	-	2	3	-	1	2	3
Securitized	78,976	116,777	-	195,753	12,605	-	-	12,605	66,371	116,777	-	183,148
Count	3	3	-	6	1	-	-	1	2	3	-	5
Total By Maturity	292,554	1,115,824	598,214	2,006,592	150,478	452,659	81,089	684,226	142,076	663,165	517,125	1,322,366
Total Count	18	38	24	80	10	20	11	41	8	18	13	39